================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM 8-K
                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 28, 2002

                               -----------------

                                 EXPEDIA, INC.
              (Exact Name of registrant as specified in charter)

                               -----------------

                                  Washington
                (State or other jurisdiction of incorporation)

                                   000-27429
                           (Commission File Number)

                                  91-1996083
                       (IRS Employer Identification No.)

                       13810 SE Eastgate Way, Suite 400
                              Bellevue, WA 98005
                   (Address of principal executive offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (425) 564-7200

                                      N/A
         (Former name or former address, if changed since last report)


================================================================================

Item 5.  Other Events.

   Effective February 4, 2002, Expedia's Board of Directors approved a change in Expedia's fiscal year end from June 30 to December 31. Pursuant to Securities and Exchange Commission filing requirements, Expedia will not file a Form 10-Q for the quarter ended December 31, 2001, but will instead file a report on Form 10-K covering the transition period from July 1, 2001 through December 31, 2001. However, in order to give the market and its shareholders information for the six months ended December 31, 2001 in a timely manner, Expedia has decided to hereby present its unaudited financial statements as of and for the six months ended December 31, 2001. Expedia will include audited financial statements as of and for the six months ended December 31, 2001 in its transition report on Form 10-K.

Item 7.  Financial Statements and Exhibits.

   The following item is attached as an exhibit hereto:

       Exhibit 99.1 Unaudited Condensed Consolidated Financial Statements

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EXPEDIA, INC.

                           /S/  GREGORY S. STANGER
                           --------------------------------------
                           Name: Gregory S. Stanger
                           Title: Sr. Vice President and Chief Financial Officer

Dated: February 28, 2002

                                      2